EXHIBIT 99.2


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined statements of operations reflect the pro forma consolidated results of operations of XOX Corporation ("XOX") for the year ended December 31, 2001 and for the six months ended June 30, 2002 with those of Tele Digital Development, Inc. ("Tele Digital") after giving effect to the Agreement and Plan of Merger (the "Merger Agreement") between Tele Digital, XOX and TD Acquisition, Inc., a wholly-owned subsidiary of XOX, dated January 7, 2002, under the assumptions set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet combines the June 30, 2002 unaudited historical consolidated condensed balance sheet of XOX with the June 30, 2002 unaudited historical consolidated condensed balance sheet of Tele Digital after giving effect to the Merger Agreement, under the assumptions set forth in the accompanying notes. The pro forma condensed combined financial statements should be read in conjunction with the accompanying explanatory notes, the Merger Agreement, the historical financial statements and related notes of XOX previously filed and the financial statements of Tele Digital, appearing elsewhere in this Current Report on Form 8-K.

                                 XOX CORPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            JUNE 30, 2002 - RESTATED
                                   (UNAUDITED)

                                                                               Pro Forma         Pro Forma
                                                XOX          Tele Digital     Adjustments        Combined
                                            ------------     ------------     ------------     ------------
CURRENT ASSETS
   Cash                                     $    604,900     $         --     $         --     $    604,900
   Accounts receivable                                --            2,175               --            2,175
   Notes receivable from employees                    --           61,022               --           61,022
   Inventories                                        --        1,268,000               --        1,268,000
   Prepaid expenses and other                     69,377               --               --           69,377
                                            ------------     ------------     ------------     ------------
          Total current assets                   674,277        1,331,197               --        2,005,474

Equipment, net                                        --           31,656               --           31,656

OTHER ASSETS
   Net assets of discontinued operations         148,041               --               --          148,041
   Intangible asset, net                              --          121,977               --          121,977
   Security deposit                                   --            5,753               --            5,753
                                            ------------     ------------     ------------     ------------
          Total other assets                     148,041          127,730               --          275,771
                                            ------------     ------------     ------------     ------------
                                            $    822,318     $  1,490,583     $         --     $  2,312,901
                                            ============     ============     ============     ============
CURRENT LIABILITIES
   Bank overdraft                           $         --     $     11,184     $         --     $     11,184
   Short-term Loans                                   --        2,308,000               --        2,308,000
   Current maturities of long-term debt               --           75,634               --           75,634
   Due to related parties                             --          145,000               --          145,000
   Accounts payable                              110,608          229,961               --          340,569
   Accrued payroll and payroll taxes                  --          382,142               --          382,142
   Accrued liabilities                                --           55,817               --           55,817
                                            ------------     ------------     ------------     ------------
          Total current liabilities              110,608        3,207,738               --        3,318,346

LONG-TERM DEBT, net                                   --            6,510               --            6,510
                                            ------------     ------------     ------------     ------------
          Total liabilities                      110,608        3,214,248               --        3,324,856

COMMITMENTS AND CONTINGENCIES                         --               --               --               --

STOCKHOLDERS' EQUITY
   Common stock                                   74,432          137,358          128,175          339,965
   Additional paid-in capital                 12,627,784        9,242,856      (12,118,681)       9,751,959
   Accumulated deficit                       (11,990,506)     (11,103,879)      11,990,506      (11,103,879)
                                            ------------     ------------     ------------     ------------
                                                 711,710       (1,723,665)              --       (1,011,955)
                                            ------------     ------------     ------------     ------------
                                            $    822,318     $  1,490,583     $         --     $  2,312,901
                                            ============     ============     ============     ============

                                 XOX CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    SIX MONTHS ENDED JUNE 30, 2002 - RESTATED
                                   (UNAUDITED)

                                                                                       Pro Forma       Pro Forma
                                                        XOX          Tele Digital     Adjustments       Combined
                                                    ------------     ------------     ------------    ------------
Net sales                                           $         --     $    114,333     $         --    $    114,333

Cost of goods sold                                            --          272,176               --         272,176
                                                    ------------     ------------     ------------    ------------

          Gross loss                                          --         (157,843)              --        (157,843)

Operating expenses
   General and administrative                            192,565          631,778               --         824,343
   Engineering                                                --          142,460               --         142,460
   Marketing                                                  --           19,288               --          19,288
                                                    ------------     ------------     ------------    ------------

          Total operating expenses                       192,565          793,526               --         986,091

          Operating loss                                (192,565)        (951,369)              --      (1,143,934)

Other expense (income)
   Interest expense                                           --           69,666               --          69,666
   Other income                                           (2,766)              --               --          (2,766)
                                                    ------------     ------------     ------------    ------------
                                                          (2,766)          69,666               --          66,900

          Loss from continuing operations
             before income taxes                        (189,799)      (1,021,035)              --      (1,210,834)

Income tax expense                                            --            5,000               --           5,000
                                                    ------------     ------------     ------------    ------------

         Loss from continuing operations                (189,799)      (1,026,035)              --      (1,215,834)

Income from discontinued operations                      135,000               --               --         135,000
                                                    ------------     ------------     ------------    ------------

          NET LOSS                                  $    (54,799)    $ (1,026,035)    $         --    $ (1,080,834)
                                                    ============     ============     ============    ============

Earnings (loss) per share - basic and diluted
   Continued operations                             $      (0.06)                                     $      (0.09)
   Discontinued operations                                  0.04                                              0.01
                                                    ------------                                      ------------

Net loss                                            $      (0.02)                                     $      (0.08)
                                                    ============                                      ============

Weighted average shares outstanding - basic
   and diluted                                         2,977,346                                        13,598,565

                                 XOX CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                                                    Pro Forma        Pro Forma
                                                      XOX         Tele Digital     Adjustments       Combined
                                                 ------------     ------------     ------------    ------------
Net sales                                        $         --     $    167,020     $         --    $    167,020

Cost of goods sold                                         --          131,872               --         131,872
                                                 ------------     ------------     ------------    ------------

          Gross profit                                     --           35,148               --          35,148

Operating expenses
   General and administrative                         564,017        1,415,466               --       1,979,483
   Engineering                                             --          257,743               --         257,743
   Marketing                                               --          141,922               --         141,922
                                                 ------------     ------------     ------------    ------------

          Total operating expenses                    564,017        1,815,131               --       2,379,148

          Operating loss                             (564,017)      (1,779,983)              --      (2,344,000)

Other expense (income)
   Interest expense                                        --          113,354               --         113,354
   Other income                                       (39,023)          (6,249)              --         (45,272)
                                                 ------------     ------------     ------------    ------------
                                                      (39,023)         107,105               --          68,082

          Loss from continuing operations
             before income taxes                     (524,994)      (1,887,088)              --      (2,412,082)

Income tax expense                                         --            5,000               --           5,000
                                                 ------------     ------------     ------------    ------------

         Loss from continuing operations             (524,994)      (1,892,088)              --      (2,417,082)

Income from discontinued operations                   116,367               --               --         116,367
                                                 ------------     ------------     ------------    ------------

          NET LOSS                               $   (408,627)    $ (1,892,088)    $         --    $ (2,300,715)
                                                 ============     ============     ============    ============

Earnings (loss) per share - basic and diluted
   Continued operations                          $      (0.18)                                     $      (0.21)
   Discontinued operations                               0.04                                              0.01
                                                 ------------                                      ------------

Net loss                                         $      (0.14)                                     $      (0.20)
                                                 ============                                      ============

Weighted average shares outstanding - basic
   and diluted                                      2,977,346                                        11,564,154

                                 XOX CORPORATION

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                                   (UNAUDITED)


NOTE A - BASIS OF PRESENTATION

On July 3, 2002 (the "Effective Date"), XOX Corporation ("XOX") completed its acquisition of Tele Digital Development, Inc. ("Tele Digital") through its wholly-owned subsidiary, TD Acquisition, Inc. (TD Acquisition). Pursuant to terms of the Agreement and Plan of Merger (the "Merger Agreement") among XOX, Tele Digital and TD Acquisition, dated as of January 7, 2002, Tele Digital became a wholly-owned subsidiary of XOX. The merger is being accounted for as a reverse acquisition, with Tele Digital being the acquirer and the surviving entity.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the merger accounted for by the purchase method as of June 30, 2002 for the accompanying condensed combined balance sheet and as of January 1, 2001 for the accompanying pro forma condensed combined statements of operations for the year ended December 31, 2001 and the six months ended June 30, 2002.


NOTE B - PRO FORMA ADJUSTMENTS

The pro forma adjustments are purchase accounting adjustments to equity that are required in a transaction accounted for as a reverse acquisition. The common stock and additional paid-in capital balances were adjusted for the conversion of Tele Digital common shares into common shares of XOX and also to adjust for the difference in par values. The accumulated deficit balance was adjusted to eliminate the accumulated deficit of XOX. At December 31, 2001 and June 30, 2002, shares of Tele Digital were adjusted to 8,586,808 and 10,278,537 based on the conversion rate of .7483, as per the Merger Agreement, for inclusion in the denominator of the basic and diluted earnings (loss) per share calculation.



                                  END OF FILING